SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K /A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: December 21, 2001

                                  AMTRAN, INC.
             (Exact name of registrant as specified by its charter) Indiana 35-1617970


The Registrant hereby amends the following item of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on December 20, 2001 and was heretofore amended on December 21, 2001. The amendment corrects the aircraft referenced in footnote 1 and reads as follows:

1.  Assumes financing of 3 757-300 aircraft by December 31, 2001.

                                           SIGNATURES

 Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Amtran, Inc. (Registrant) by: /s/ Kenneth K.Wolff Kenneth K. Wolff Executive Vice President and Chief Financial Officer

Date: December 21, 2001